UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2011

ANTS SOFTWARE INC.
(Exact name of registrant as specified in charter)

Delaware	000-16299	13-3054685
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Cambridge Square,
Suite G
Alpharetta, Georgia 30009
 (Address of principal executive offices / Zip Code)

 (856) 914-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.

On November 8, 2011, ANTs software inc. (the “Company”) entered into a Exchange, Modification and Forbearance Agreement (the “Exchange Agreement”) by and among the Company, Inventa Technologies, Inc. (“Inventa”), Manchester Securities Corp. (“Manchester”), SAMC LLC (“SAMC”), JGB Capital Offshore Ltd. (“JGB Offshore”), JGB Capital LP (“JGB Capital” and collectively with Manchester, SAMC and JGB Offshore, the “Investors” and each an “Investor”), and Wells Fargo Bank, National Association, in its capacity as collateral agent for the Investors (the “Collateral Agent”), pursuant to which the Company issued certain debt securities, as more fully described below, in exchange for (i) the Investors’ cancellation of the Company’s previously issued warrants to purchase shares of the Company’s common stock, par value $0.0001 per share (collectively, the “Warrants”), (ii) the cancellation of certain additional investment rights of the Investors arising under Section 3.10 of the Note Purchase Agreement by and among the Company, the Investors and the Collateral Agent dated as of March 3, 2011, and (iii) the Investors’ agreement to forebear until November 28, 2011 (the "Forbearance Deadline") from exercising certain rights and remedies under (a) those certain 5% Senior Secured Notes issued by the Company in favor of the Investors in the aggregate original principal amount of $8,400,000, each dated as of March 3, 2011 (collectively, the “Original Notes”), and (b) that certain Security Agreement relating to the Original Notes by and among the Company, the Investors and the Collateral Agent, dated as of March 3, 2011 (the “Original Security Agreement”). The Warrants were originally exercisable for an aggregate of 28,474,578 shares of the Company's common stock but, as a result of anti-dilution adjustments the Warrants had become exercisable for no less than 168,000,010 shares of common stock at an exercise price no greater than $0.10.

In accordance with the terms of the Exchange Agreement, the Company issued to the Investors (i) Amended and Restated Senior Secured Promissory Notes in the aggregate principal amount of $2,500,000 to replace the Original Notes issued to such Investors (collectively, the “Amended Notes”), and (ii) Exchange Notes in the aggregate principal amount of $7,000,000 in exchange for the Warrants (collectively, the “Exchange Notes”).  In connection with the Exchange Agreement, the Amended Notes and the Exchange Notes, Inventa, a wholly-owned subsidiary of the Company, guaranteed the obligations under the Exchange Notes pursuant to that certain Exchange Note Guaranty, dated as of November 8, 2011 (the “Guaranty”), and the Company, Inventa and the Collateral Agent entered into an Amended and Restated Security Agreement, dated November 8, 2011 (the “Amended Security Agreement”). The Amended Notes and the Exchange Notes are all due and payable on January 1, 2012 unless earlier accelerated. The Investors may accelerate the Amended Notes and the Exchange Notes upon the occurrence of an Event of Default (as defined in the Amended Notes and the Exchange Notes) or after the Forbearance Deadline.

The issuance of the above-referenced securities was made in reliance upon Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”) and such securities have not been registered and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing summaries of the material terms of the Exchange Agreement, Amended Notes, Exchange Notes, Guaranty and Amended Security Agreement do not purport to be complete and are qualified by reference to the text of such documents, which are filed as Exhibits 10.1-10.11 of this Current Report on Form 8-K and are hereby incorporated by reference.

This Current Report on Form 8-K is neither an offer to sell, nor a solicitation of offers to purchase, securities.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein by reference, for a discussion of the Exchange Agreement and the issuance of the Amended Notes and the Exchange Notes in connection therewith.

Item 9.01      Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description of Exhibit

10.1
Exchange, Modification and Forbearance Agreement dated November 8, 2011 by and among ANTs software inc., Inventa Technologies, Inc., the Investors listed therein, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Senior Secured Promissory Note in favor of JGB Capital LP in initial principal face amount of $312,500.
10.3	Amended and Restated Senior Secured Promissory Note in favor of JGB Capital Offshore Ltd. in initial principal face amount of $312,500.
10.4	Amended and Restated Senior Secured Promissory Note in favor of SAMC LLC in initial principal face amount of $625,000.
10.5	Amended and Restated Senior Secured Promissory Note in favor of Manchester Securities Corp. in initial principal face amount of $1,250,000.
10.6	Exchange Note in favor of JGB Capital LP in initial principal face amount of $875,000.
10.7	Exchange Note in favor of JGB Capital Offshore Ltd. in initial principal face amount of $875,000.
10.8	Exchange Note in favor of SAMC LLC in initial principal face amount of $1,750,000.
10.9	Exchange Note in favor of Manchester Securities Corp. in initial principal face amount of $3,500,000.
10.10	Amended and Restated Security Agreement dated November 8, 2011 by and among ANTs software inc., Inventa Technologies, Inc. and Wells Fargo Bank, National Association.
10.11	Exchange Notes Guaranty dated November 8, 2011 granted by Inventa Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.

By:	/s/ Joseph Kozak
Joseph Kozak, President and Chief Executive Officer

Date:     November 10, 2011

Exhibit Index

Exhibit No.	Description of Exhibit

10.1
Exchange, Modification and Forbearance Agreement dated November 8, 2011 by and among ANTs software inc., Inventa Technologies, Inc., the Investors listed therein, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Senior Secured Promissory Note in favor of JGB Capital LP in initial principal face amount of $312,500.
10.3	Amended and Restated Senior Secured Promissory Note in favor of JGB Capital Offshore Ltd. in initial principal face amount of $312,500.
10.4	Amended and Restated Senior Secured Promissory Note in favor of SAMC LLC in initial principal face amount of $625,000.
10.5	Amended and Restated Senior Secured Promissory Note in favor of Manchester Securities Corp. in initial principal face amount of $1,250,000.
10.6	Exchange Note in favor of JGB Capital LP in initial principal face amount of $875,000.
10.7	Exchange Note in favor of JGB Capital Offshore Ltd. in initial principal face amount of $875,000.
10.8	Exchange Note in favor of SAMC LLC in initial principal face amount of $1,750,000.
10.9	Exchange Note in favor of Manchester Securities Corp. in initial principal face amount of $3,500,000.
10.10	Amended and Restated Security Agreement dated November 8, 2011 by and among ANTs software inc., Inventa Technologies, Inc. and Wells Fargo Bank, National Association.
10.11	Exchange Notes Guaranty dated November 8, 2011 granted by Inventa Technologies, Inc.